EXHIBIT 10.1
                                                                    ------------

                                     FORM OF
                  AMENDMENT #3 TO CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT #3 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into by the undersigned parties as of March 26, 2004 with respect to the Credit and Security Agreement dated as of August 16, 2002, as amended (the "CREDIT AND SECURITY AGREEMENT"), by and among Boston Scientific Funding Corporation, a Delaware corporation ("BORROWER"), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), Victory Receivables Corporation, a Delaware corporation ("VICTORY"), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent, as amended from time to time.

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE CREDIT AND SECURITY AGREEMENT.

                                    RECITALS

     WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

     WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. AMENDMENT. Section 9.1(h)(ii) is hereby amended and restated in its entirety to read as follows:

                        (ii) the three-month rolling average Dilution Ratio
            shall exceed (A) 5.0% for any of the three-month periods ending March 31, April 30, or May 31, 2004, or (B) 4.4% for any other three-month period.

     2. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement.

     3. SCOPE OF AMENDMENT. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]





















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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                     BOSTON SCIENTIFIC FUNDING CORPORATION

                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:



                                     BOSTON SCIENTIFIC CORPORATION, AS SERVICER

                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:















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

                                     BLUE RIDGE ASSET FUNDING CORPORATION

                                     BY: WACHOVIA CAPITAL MARKETS, LLC, ITS
                                         ATTORNEY-IN-FACT


                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     individually as a Liquidity Bank, as Blue
                                     Ridge Agent and as Administrative Agent


                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     VICTORY RECEIVABLES CORPORATION


                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK
                                     BRANCH, as a Liquidity Bank and as Victory
                                     Agent

                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:




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